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                                                                    EXHIBIT 21.1

                              BJ SERVICES COMPANY

                                  SUBSIDIARIES
                            AS OF DECEMBER 20, 1996

                                                                           PERCENTAGE OWNED BY
                                                                          ----------------------
              NAME OF ENTITY/JURISDICTION OF ORGANIZATION                 COMPANY     SUBSIDIARY
------------------------------------------------------------------------  -------     ----------
BJ Services Company Middle East (Delaware)..............................    100%
  Gulf Well Services Company (Kuwait) (Joint Venture)...................                   40%
BJ Services Company Overseas (Delaware) (Inactive)......................    100%
BJ Services Company, U.S.A. (Delaware)..................................    100%
  Western Petroleum Services International Company (Delaware)...........                  100%
     Western Petroleum Services International Nigeria Ltd. (Nigeria)
      (Joint Venture)...................................................                   60%
     P.T. Western Petroleum Servindo (Indonesia)........................                  100%
     Western Rotary Petroleum Services Ltd. KFT (Hungary) (Joint
      Venture)..........................................................                   64%
  Western Oceanic (Nigeria) Limited (Nigeria) (Joint Venture)...........                   60%
  Colony Drilling Company Limited (Scotland)............................                  100%
  Western Oceanic, Inc. (Delaware)......................................                  100%
     Western Oceanic International, Inc. (Panama).......................                  100%
  BJ Process and Pipeline Services Company (Texas)......................                  100%
     Pipeline Cleaners Inc. (Iowa)......................................                  100%
  Mercury Fracturing Service, Inc. (Texas) (being liquidated)...........                  100%
  Service Fracturing Company (Oklahoma) (being liquidated)..............                  100%
  Enerex Supply Company, Inc. (Texas) (being liquidated)................                  100%
BJ Service International, Inc. (Delaware)...............................                  100%
  BJ-Hughes C.I., Ltd. (Cayman Islands) (Inactive)......................                  100%
  BJ Oilwell Services (Malaysia) Sdn.Bhd. (Joint Venture)...............                   65%
  BJ Oilwell Service International (Thailand) Ltd.......................                  100%
  BJ Service Arabia Ltd. (Saudi Arabia) (Joint Venture).................                   70%
  BJ Services C.I., Ltd. (Cayman Islands)...............................                  100%
  Nowsco U.K. Limited (UK)..............................................                  100%
     Nowsco Well Service Limited (UK)...................................                  100%
       McKenna J. Sullivan Limited (UK).................................                  100%
     Nowsco (UK) Group Limited (Scotland)...............................                  100%
  Nowsco Well Service GmBH (Germany)....................................                  100%
  Nowsco Norge AS (Norway)..............................................                  100%
  Nowsco Well Service (S.E. Asia) Pte. Ltd. (Singapore).................                  100%
  Nowsco Well Service SRL (Italy) (being liquidated)....................                  100%
  Nowsco Well Service Ltd. (Alberta)....................................                  100%
     Nowsco Well Service (Ireland) Limited..............................                  100%
     International NOWSCO Well Service, Inc. (Texas)(being merged)......                  100%
     Nowsco Well Service Company Limited (Barbados).....................                  100%
     Nowsco Well Service International (Bermuda)........................                  100%
     Barritz Overseas Limited (Cyprus)..................................                  100%
     Nowsco International Limited (Barbados)............................                  100%
     Nowsco Well Service (Cyprus) Limited...............................                  100%
       Nowsco Well Service (Vostok) Limited (Russia)....................                  100%
     NMS Oil Field Limited (Cyprus).....................................                  100%
     Nowsco America S.A. (Argentina)....................................                  100%
     Nowsco Well Service (Europe) BV (Netherlands)......................                  100%

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
                                                                           PERCENTAGE OWNED BY
                                                                          ----------------------
              NAME OF ENTITY/JURISDICTION OF ORGANIZATION                 COMPANY     SUBSIDIARY
------------------------------------------------------------------------  -------     ----------
     Nowsco (Netherlands) Group BV......................................                  100%
     BJ Tubular Services B.V. (Netherlands).............................                  100%
     Nowsco (UAE) LLC (being liquidated) (Joint Venture)................                   49%
  PT Nowsco Well Service (Indonesia) (Joint Venture)....................                   70%
  Nowsco (B) SDN BHD (Brunei) (Joint Venture)...........................                   60%
  Sarku Nowsco Well Services SDN BHD (Malaysia) (Joint Venture).........                   40%
BJ Services Company B.V. (Netherlands)..................................                  100%
  BJ Services Company GmbH (Germany)....................................                  100%
  BJ Services AS (Norway)...............................................                  100%
  BJ Services Company Italia S.r.1. (Italy).............................                  100%
BJ Services Company Mexicana S.A. de C.V. (Mexico)......................                  100%
BJ Services Company (Nigeria) Limited (Joint Venture)...................                   60%
BJ Services Company S.A. (Panama).......................................                  100%
BJ Services Company Limited (Scotland)..................................                  100%
  BJ Petroleum Services Company (UK) Limited (England)..................                  100%
  BJ Services Company (UK) Limited (Scotland)...........................                  100%
     BJ Services International Limited (Scotland).......................                  100%
  BJ Leasing Company Limited (Scotland).................................                  100%
  BJS Oilfield Technology Limited (Scotland)............................                  100%
     BJ COMTEC AS (Norway)..............................................                  100%
     BJS Oilfield Technology A/S (Denmark)..............................                  100%
  BJ Services Company (Australia) Pty. Ltd. (Australia).................                  100%
BJ Services Company (Singapore) Pte. Ltd. (Singapore)...................                  100%
BJ Services De Venezuela IV, C.A. (Venezuela)...........................                  100%
BJ Services de Venezuela, C.A. (Venezuela)..............................                  100%
  BJ Services De Venezuela II, C.A. (Venezuela).........................                  100%
     BJ Services De Venezuela III, C.A. (Venezuela).....................                  100%
BJ Services International S.A. (Panama).................................                  100%
  BJ Pumping Services Company S.A. (Panama) (Joint Venture).............                   65%
  International Chemical Specialties FZE (Jebel Ali)....................                  100%
  SEBEP (Servicios Brasileiros Especializados em Petroleo S.A.)
     (Brazil)...........................................................                  100%
     SEBEP Quimica Industria e Comercio Ltda. (Brazil)..................                  100%
     SEBEX Oil Well Services, S.A. (Brazil).............................                  100%
  BJ Services S.A. (Argentina)..........................................                  100%
     Compania de Servicios Petroleros BJ Boliviana S.A. (BJ Boliviana
      S.A.) (Bolivia) (Joint Venture)...................................                   49%
  Hughes Services Eastern Hemisphere S.A.R.L. (France)..................                  100%
  International Specialty Chemicals Ltd. (Cayman Islands) (Joint
     Venture)...........................................................                   75%
  P.T. BJ-Hughes Services Indonesia (Indonesia) (Joint Venture).........                   75%
  Societe Algerienne de Puits Producteurs d'Hydrocarbures (BJSP)
     (Algeria)..........................................................                   49%